Federated Equity Income Fund, Inc.

PROSPECTUS

January 31, 2011 (Revised April 15, 2011)

CLASS A SHARES (TICKER LEIFX)

CLASS B SHARES (TICKER LEIBX)

CLASS C SHARES (TICKER LEICX)

CLASS F SHARES (TICKER LFEIX)

A mutual fund seeking to provide above average income and capital appreciation by investing primarily in income-producing equity securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

FEDERATED EQUITY INCOME FUND, INC.

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide above average income and capital appreciation.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class A Shares, Class B Shares, Class C Shares and Class F Shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares or at least $1,000,000 in Class F Shares of Federated funds.  More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 17.
Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class F
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	1.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends(and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	0.05%	0.75%	0.75%	0.25%
Other Expenses	0.62%	0.62%	0.62%	0.62%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.28%	1.98%	1.98%	1.48%
Fee Waivers and/or Expense Reimbursements1	0.14%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.14%	1.98%	1.98%	1.48%

1
The Adviser and its affiliates have voluntarily agreed to  waive their fees and/or reimburse expense so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund’s Class A Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.13% (the “Fee Limit”), through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$673	$934	$1,214	$2,010
Expenses assuming no redemption	$673	$934	$1,214	$2,010
Class B:
Expenses assuming redemption	$751	$1,021	$1,268	$2,126
Expenses assuming no redemption	$201	$621	$1,068	$2,126
Class C:
Expenses assuming redemption	$301	$621	$1,068	$2,306
Expenses assuming no redemption	$201	$621	$1,068	$2,306
Class F:
Expenses assuming redemption	$349	$663	$900	$1,851
Expenses assuming no redemption	$249	$563	$900	$1,851

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

What are the Fund’s Main Investment Strategies?

The Fund pursues its investment objective by investing primarily in income- producing equity securities of mid- to large-cap domestic companies. The Fund’s investment adviser (“Adviser”) ordinarily selects dividend paying value stocks that have a comparatively low volatility in share price relative to the overall equity market and which may provide relatively high dividend income and dividend growth potential, but may also select securities of companies that offer superior total return prospects.

The Fund may also invest, to a lesser extent, in securities of foreign (including emerging market) issuers, and may invest in real estate investment trusts and securities of other investment companies (including exchange-traded funds).

The Fund may invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) to implement its strategies as more fully described herein.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Stock Market Risks. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

•
Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

•
Sector Risks. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

•
Risks of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

•
Risks of Foreign Investing. Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

•
Risks of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.

•
Currency Risks. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

•
Exchange-Traded Funds Risks. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., on that is not exchanged traded) that has the same investment objectives, strategies and policies.

•
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.

•
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

•
Leverage Risks. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

•
Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE: BAR CHART AND TABLE

Risk/Return Bar Chart

The bar chart and performance table below reflect historical performance data for the Fund’s Class A Shares. The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 16.99% (quarter ended June 30, 2003). Its lowest quarterly return was (16.14)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for Class A Shares, and after-tax returns for Class B Shares, Class C Shares and Class F Shares will differ from those shown for Class A Shares. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(FOR THE PERIOD ENDED DECEMBER 31, 2010)
	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes	5.59%	1.55%	1.21%
Return After Taxes on Distributions	4.46%	0.89%	0.64%
Return After Taxes on Distributions and Sale of Fund Shares	3.56%	1.19%	0.84%
Class B Shares:
Return Before Taxes	5.29%	1.52%	1.14%
Class C Shares:
Return Before Taxes	9.78%	1.88%	0.98%
Class F Shares:
Return Before Taxes	9.25%	2.19%	1.40%
Russell 1000 Value Index1 (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%
90% Russell 1000 Value Index/10% Merrill Lynch 3-Month T-Bill Index1 (reflects no deduction for fees, expenses or taxes)	13.97%	1.40%	3.17%

1
The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The 90% Russell 1000 Value Index/10% Merrill Lynch 3-Month T-Bill Index is a blended index which is comprised of the Russell 1000 Value Index and the Merrill Lynch 3-Month T-Bill Index.

FUND MANAGEMENT

The Fund’s Investment Adviser (“Adviser”) is Federated Equity Management Company of Pennsylvania.

John L. Nichol, Senior Portfolio Manager, has been the Fund's portfolio manager since October 2002.

Linda Bakhshian, Portfolio Manager,  has been the Fund's portfolio manager since November 2009.

PURCHASE AND SALE OF FUND SHARES

The minimum investment amount for the Fund’s Class A Shares, Class B Shares, Class C Shares and Class F Shares is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. The minimum investment amount for Systematic Investment Programs (SIP) is $50.

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

TAX INFORMATION

The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through an Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

What are the Fund’s Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund pursues its investment objective by investing primarily in income- producing equity securities. The Fund’s holdings ordinarily will be in dividend paying value stocks of large and middle capitalization companies. The Adviser attempts to manage the Fund so that, on average, the Fund’s portfolio yield is greater than the yield of the S&P 500 Index. A description of the various types of securities in which the Fund invests, and their risks, immediately follows the strategy discussion.

The Adviser performs a review of potential issuers, looking at criteria appropriate to the Fund’s investment goals. The Adviser examines primarily large- and middle-capitalization companies, which, in the Adviser’s opinion, are trading at a low valuation in relation to their historic and current market prices, and to their expected future price based on projected earnings. In addition, the equity securities held by the Fund will generally have a history and an expectation of paying increasing dividends to shareholders.

The Adviser’s process for selecting equity investments attempts to identify high-quality, mid- to large-cap companies with high relative dividend yields that are likely to maintain and increase their dividends. A company’s dividend yield is high when it is higher than the current yield of the stock market. By investing in companies with high relative dividend yields, the Adviser seeks to reduce the downside risk and volatility of the Fund’s portfolio and to purchase undervalued stocks that may significantly increase in price as the market recognizes the company’s true value.

After identifying candidates through a screening process, the Adviser performs fundamental research and analysis to select stocks that exhibit the most promising long-term value for the Fund’s portfolio, as well as securities that exhibit dividend growth potential. In selecting securities, the Adviser focuses on the current financial condition of the issuing company, in addition to examining its business and product strength, earnings quality, competitive position, management expertise and sustainability of current growth trends. Further, the Adviser considers current economic, financial market and industry factors, which may affect the issuing company. The Adviser’s key buy criteria favor companies operating within mature industries, with long operating histories, that are market leaders, with well-known brand names or market franchises, or with above average sales and strong cash flows that have efficient capital allocation processes.

Companies with similar characteristics may be grouped together in broad categories called sectors. The Adviser diversifies the Fund’s investments, limiting the Fund’s risk exposure with respect to individual securities and industry sectors.

The Fund may also invest in securities of foreign (including emerging market) issuers, and may invest in real estate investment trusts and securities of other investment companies (including exchange-traded funds).

The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

Because the Fund refers to equity income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest normally less than 80% of its assets in income producing equity investments.

PORTFOLIO TURNOVER

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objectives.

What are the Principal Securities in Which the Fund Invests?

The following provides general information on the types of securities or other investments in which the Fund principally invests.  The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the securities and other investments in which the Fund principally invests as well.

EQUITY SECURITIES

Equity securities represent a share of an issuer’s earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer’s business. The following describes the types of equity securities in which the Fund principally invests:

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer’s earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Foreign Securities

Foreign securities are securities of issuers based outside the United States. The foreign securities in which the Fund invests may include common stocks or other equity securities, convertible securities or fixed-income securities. The Fund considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country;

•	the principal trading market for its securities is in another country; or

•
it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)

American Depositary Receipts (ADRs) represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. Dollars in U.S. markets.

Real Estate Investment Trusts (REITs)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect)  daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts (A Type of Derivative)

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as currency futures and currency forward contracts.

Option Contracts (A Type of Derivative)

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.

Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed, high-yield and emerging market securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

Investing in Exchange-Traded Funds

The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Hedging

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the types of securities and other investments in which the Fund principally invests.  The Fund may invest in other types of securities or investments as non-principal investments.  Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI.  The Fund's SAI also may provide additional information about the risks associated with the types of securities in which the Fund principally invests.

STOCK MARKET RISKS

The value of equity securities in the Fund’s portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s Share price may decline.

The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company’s equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

RISKS RELATING TO INVESTING FOR VALUE

Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in certain up markets.

SECTOR RISKS

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

RISKS OF INVESTING IN ADRS AND DOMESTICALLY TRADED SECURITIES OF FOREIGN ISSUERS

Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

RISKS OF FOREIGN INVESTING

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press.  In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund’s investments.

RISKS OF INVESTING IN EMERGING MARKET COUNTRIES

Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, the prices of such securities may be significantly more volatile than prices of securities in developed countries. Emerging market economies may also experience more severe down-turns (with corresponding currency devaluations) than developed economies.

Emerging market countries may have relatively unstable governments and may present the risks of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

CURRENCY RISKS

Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

EXCHANGE-TRADED FUNDS RISKS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS

Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS

The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances, certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value, creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund’s SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.

LEVERAGE RISKS

Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

CREDIT RISKS

Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (“public offering price”). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund’s current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

You can purchase, redeem or exchange Shares any day the NYSE is open.

When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES

The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

SALES CHARGE INFORMATION

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts1	Maximum Sales Charges
Shares Offered		Front-End Sales Charge2	Contingent Deferred Sales Charge3

Class A Shares	$1,500/$100	5.50%	0.00%

Class B Shares	$1,500/$100	None	5.50%

Class C Shares	$1,500/$100	None	1.00%

Class F Shares	$1,500/$100	1.00%	1.00%

1
The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus. Please see “By Systematic Investment Program” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.

To maximize your return and minimize the sales charges and marketing fees, purchases of Class B Shares are generally limited to $100,000 and purchases of Class C Shares are generally limited to $1,000,000.  Purchases equal to or in excess of these limits may be made in Class A Shares.  If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.  See “Purchase Restrictions on Class B Shares and Class C Shares” below.  After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month.  This conversion is a non-taxable event.

2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”

3	See “Sales Charge When You Redeem.”

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (“expense ratios”), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.

Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce or eliminate, the front-end sales charges imposed on purchases of Class A Shares and Class F Shares. Among other ways, Class A Shares and Class F Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after Shares have been held for six full years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and Class F Shares and comparable to those charged to Class B Shares.

You should also consider that the expense ratio for Class A Shares will be lower than that for Class B Shares or Class C Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares and Class C Shares does not always make them preferable to Class A Shares.

SALES CHARGE WHEN YOU PURCHASE

The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.
Class A Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater1	0.00%	0.00%

1
A contingent deferred sales charge of 0.75% of the redemption amount applies to Shares redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

Class F Shares:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS

Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above.

You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.

In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated’s website free of charge, Federated does not disclose this information separately on the website.

Contingent upon notification to the Transfer Agent, the sales charge at purchase of Class A Shares and Class F Shares only, may be reduced or eliminated by:

Larger Purchases

•	Purchasing Class A Shares or Class F Shares in greater quantities to reduce the applicable sales charge;

Concurrent and Accumulated Purchases

•
Combining concurrent purchases of and/or current investments in Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent

•
Signing a letter of intent to purchase a qualifying amount of Class A Shares or Class F Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

PURCHASE RESTRICTIONS ON CLASS B SHARES AND CLASS C SHARES

In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of Class B Shares are generally limited to $100,000 and an investor’s purchases of Class C Shares are generally limited to $1,000,000. In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of Class A Shares, Class B Shares, Class C Shares, Class F Shares and Class R Shares of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to Class A Shares. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.

ELIMINATING THE SALES CHARGE

Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase Shares:

•	within 120 days of redeeming Shares of an equal or greater amount;

•	through a financial intermediary that did not receive a dealer reallowance on the purchase;

•	with reinvested dividends or capital gains;

•	as a shareholder that originally became a shareholder of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV;

•
as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (Class A Shares only);

•
as a Director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or

•	pursuant to the exchange privilege.

The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Liberty U.S. Government Money Market Trust unless your Liberty shares were acquired through an exchange of shares on which the sales charge had previously been paid.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

•	Shares that are not subject to a CDSC; and

•	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)

The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
Class A Shares:
If you make a purchase of Class A Shares in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%

Class C Shares:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.

Class F Shares:
Purchase Amount	Shares Held	CDSC
Up to $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$5 million or more	1 year or less	0.25%

If your investment qualifies for a reduction or elimination of the CDSC, you or your financial intermediary must notify the Transfer Agent at the time of redemption. If the Transfer Agent is not notified, the CDSC will apply.

Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:

•
following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);

•	representing minimum required distributions from an IRA or other retirement plan to a shareholder who has attained the age of 70½;

•	purchased within 120 days of a previous redemption of Shares, to the extent that the value of the Shares purchased was equal to or less than the value of the previous redemption;

•
purchased by Directors, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;

•	purchased through a financial intermediary that did not receive an advance commission on the purchase;

•	purchased with reinvested dividends or capital gains;

•	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;

•
purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange); or

Class B Shares Only

•	which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

Class F Shares Only

•
representing a total or partial distribution from a qualified plan, which does not include account transfers, rollovers or redemptions for the purpose of reinvestment. For these purposes, qualified plan does not include an IRA, Keogh Plan or custodial account following retirement.

How is the Fund Sold?

The Fund offers four Share classes: Class A Shares, Class B Shares, Class C Shares and Class F Shares, each representing interests in a single portfolio of securities.

The Fund’s Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to institutions or to individuals, directly or through financial intermediaries. Under the Distributor’s Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales.  The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
Class A Shares:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%

Class F Shares:
Less than $1 million	1.00%
$1 million or greater	0.00%

ADVANCE COMMISSIONS

When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:
Class A Shares (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%

Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
Class B Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

Class C Shares:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

Class F Shares:
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
Less than $2 million	1.00%
$2 million but less than $5 million	0.50%
$5 million or greater	0.25%

RULE 12B-1 FEES

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees of up to 0. 05% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A Shares, up to 0.75% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class B and Class C Shares and up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class F Shares. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund’s Class A Shares have no present intention of paying or accruing a Rule 12b-1 Fee during the fiscal year ending November 30, 2011. In addition, in connection with the sale of Class B Shares and Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 Fees and contingent deferred sales loads for the Class B Shares and Class C Shares.  Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts.  Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments of Rule 12b-1 Fees and/or Service Fees and/or Account Administration Fees and/or Recordkeeping Fees and/or Networking Fees made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive Class A Shares.

THROUGH A FINANCIAL INTERMEDIARY

•	Establish an account with the financial intermediary; and

•	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”).  You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears).  If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.

Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

DIRECTLY FROM THE FUND

•	Establish your account with the Fund by submitting a completed New Account Form; and

•	Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check.  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund’s Transfer Agent.

By Wire

To facilitate processing your order, please call the Fund before sending the wire.

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

BNF:  23026552

Attention:  Federated EDGEWIRE

Wire Order Number, Dealer Number or Group Number

Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and send it to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds

30 Dan Road

Canton, MA 02021

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request.  For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same share class of another Federated fund. You must meet the minimum initial investment requirement for purchasing Shares (if applicable) and both accounts must have identical registrations.

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

•	through a financial intermediary if you purchased Shares through a financial intermediary; or

•	directly from the Fund if you purchased Shares directly from the Fund.

Shares of the Fund may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.

By Mail

You may redeem or exchange Shares by sending a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

The Federated Funds

P.O. Box 8600

Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds

30 Dan Road

Canton, MA 02021

All requests must include:

•	Fund Name and Share Class, account number and account registration;

•	amount to be redeemed or exchanged;

•	signatures of all shareholders exactly as registered; and

•	if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

•	your redemption will be sent to an address other than the address of record;

•	your redemption will be sent to an address of record that was changed within the last 30 days;

•	a redemption is payable to someone other than the shareholder(s) of record; or

•	transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

•	an electronic transfer to your account at a financial institution that is an ACH member; or

•	wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption In-Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	to allow your purchase to clear (as discussed below);

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	when the NYSE is closed, other than customary weekend and holiday closings;

•	when trading on the NYSE is restricted, as determined by the SEC; or

•	in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into shares of the same class of another Federated fund. To do this, you must:

•	ensure that the account registrations are identical;

•	meet any applicable minimum initial investment requirements; and

•	receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time.  In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies.  See “Account and Share Information–Frequent Trading Policies.”

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares. Effective August 2, 2010, the minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund.  Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) on Class B Shares

You will not be charged a CDSC on SWP redemptions if:

•	you redeem 12% or less of your account value in a single year;

•	you reinvest all dividends and capital gains distributions;

•	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.); and

•
for all Class B Share accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined in this Prospectus.

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions,  dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares and pays any dividends monthly to shareholders.  Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income.  In addition, important information regarding the Fund’s distributions, if applicable, is available in the “Products” section of Federated’s website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Notice to Shareholders–Source of Distributions” link under “Related Information.”

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 or in the case of IRAs $250. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund’s fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund’s portfolio and its performance.

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.

The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted until replaced by the information for the succeeding quarter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings and a percentage breakdown of the portfolio by sector.

To access this information from the “Products” section of the website, click on “view all” next to a fund category, select the Fund and the appropriate Share class, then click on the “Portfolio Holdings and Related Information” link or “Composition” link under the “Current View” section.

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Products” section of the website. The Fund’s Annual and Semi-Annual Reports, which contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters, may be accessed by selecting the “Prospectuses and Regulatory Reports” link under “Related Information” and selecting the link to the appropriate PDF. Complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters may be accessed by selecting “Portfolio Holdings” from the “Products” section and then selecting the appropriate link opposite the name of the Fund. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to Federated’s website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA  15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $358.2 billion in assets as of December 31, 2010. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,334 employees. Federated provides investment products to approximately 5,000 investment professionals and institutions.

The Adviser advises approximately 23 equity mutual funds (including sub-advised funds) which totaled approximately $15.4 billion in assets as of December 31, 2010.

PORTFOLIO MANAGEMENT INFORMATION

John L. Nichol

John L. Nichol, Senior Portfolio Manager,  has been the Fund’s portfolio manager since October 2002. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund’s Adviser in January 2004. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Linda Bakhshian

Linda Bakhshian, Portfolio Manager, has been a portfolio manager of the Fund since November 2009. Ms. Bakhshian joined Federated in 2007 and was named a Vice President of the Fund’s Adviser in April 2010.  Previously, she served as an equity research analyst with the Principal Financial Group from September 2002 to October 2007.  Ms. Bakhshian has earned the Chartered Accountant designation and received her B.B. from the University of New England (Australia).

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Fund.

ADVISORY FEES

The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of  0.60% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.

A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s shareholder reports as they are produced.

Legal Proceedings

Since February 2004, Federated and related entities (collectively, “Federated”) have  been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Funds”).

Federated and its counsel have been defending this litigation.  Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys’ fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

Financial Information

FINANCIAL HIGHLIGHTS

The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.70	$13.94	$21.38	$21.17	$17.77
Income From Investment Operations:
Net investment income	0.451	0.471	0.54	0.52	0.49
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.28	1.74	(6.76)	0.30	3.36
TOTAL FROM INVESTMENT OPERATIONS	0.73	2.21	(6.22)	0.82	3.85
Less Distributions:
Distributions from net investment income	(0.48)	(0.45)	(0.58)	(0.61)	(0.45)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital2	—	—	(0.01)1	—	—
TOTAL DISTRIBUTIONS	(0.48)	(0.45)	(1.23)	(0.61)	(0.45)
Regulatory Settlement Proceeds	—	—	0.013	—	—
Net Asset Value, End of Period	$15.95	$15.70	$13.94	$21.38	$21.17
Total Return4	4.80%	16.31%	(30.59)%3	3.87%	21.95%
Ratios to Average Net Assets:
Net expenses5	1.13%	1.13%	1.13%	1.11%	1.14%
Net investment income	2.87%	3.39%	2.91%	2.36%	2.56%
Expense waiver/reimbursement6	0.10%	0.14%	0.03%	0.02%	0.00%7
Supplemental Data:
Net assets, end of period (000 omitted)	$351,449	$458,581	$479,742	$778,882	$786,606
Portfolio turnover	109%	118%	121%	101%	60%

1	Per share numbers have been calculated using the average shares method.

2	Represents a return of capital for federal income tax purposes.

3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.12%, 1.09%, 1.12%, 1.10% and 1.13%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2010, which can be obtained free of charge.

Financial Highlights–Class B Shares

(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.68	$13.92	$21.35	$21.16	$17.76
Income From Investment Operations:
Net investment income	0.321	0.351	0.42	0.38	0.37
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.29	1.74	(6.77)	0.25	3.33
TOTAL FROM INVESTMENT OPERATIONS	0.61	2.09	(6.35)	0.63	3.70
Less Distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.44)	(0.44)	(0.30)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital2	—	—	(0.01)1	—	—
TOTAL DISTRIBUTIONS	(0.36)	(0.33)	(1.09)	(0.44)	(0.30)
Regulatory Settlement Proceeds	—	—	0.013	—	—
Net Asset Value, End of Period	$15.93	$15.68	$13.92	$21.35	$21.16
Total Return4	3.97%	15.34%	(31.14)%3	2.99%	21.03%
Ratios to Average Net Assets:
Net expenses5	1.96%	1.98%	1.90%	1.87%	1.89%
Net investment income	2.04%	2.54%	2.09%	1.58%	1.66%
Expense waiver/reimbursement6	0.02%	0.04%	0.02%	0.02%	0.00%7
Supplemental Data:
Net assets, end of period (000 omitted)	$27,521	$37,337	$59,106	$159,076	$229,906
Portfolio turnover	109%	118%	121%	101%	60%

1	Per share numbers have been calculated using the average shares method.

2	Represents a return of capital for federal income tax purposes.

3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.94%, 1.89%, 1.86% and 1.88%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2010, which can be obtained free of charge.

Financial Highlights–Class C Shares

(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.70	$13.93	$21.37	$21.18	$17.77
Income From Investment Operations:
Net investment income	0.331	0.351	0.39	0.36	0.35
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.28	1.75	(6.75)	0.28	3.36
TOTAL FROM INVESTMENT OPERATIONS	0.61	2.10	(6.36)	0.64	3.71
Less Distributions:
Distributions from net investment income	(0.36)	(0.33)	(0.44)	(0.45)	(0.30)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital2	—	—	(0.01)1	—	—
TOTAL DISTRIBUTIONS	(0.36)	(0.33)	(1.09)	(0.45)	(0.30)
Regulatory Settlement Proceeds	—	—	0.013	—	—
Net Asset Value, End of Period	$15.95	$15.70	$13.93	$21.37	$21.18
Total Return4	3.97%	15.41%	(31.15)%3	2.99%	21.09%
Ratios to Average Net Assets:
Net expenses5	1.96%	1.98%	1.89%	1.86%	1.89%
Net investment income	2.08%	2.54%	2.14%	1.61%	1.77%
Expense waiver/reimbursement6	0.02%	0.04%	0.02%	0.02%	0.00%7
Supplemental Data:
Net assets, end of period (000 omitted)	$33,660	$37,621	$37,333	$68,742	$74,174
Portfolio turnover	109%	118%	121%	101%	60%

1	Per share numbers have been calculated using the average shares method.

2	Represents a return of capital for federal income tax purposes.

3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.94%, 1.88%, 1.85% and 1.88%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2010, which can be obtained free of charge.

Financial Highlights–Class F Shares

(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$15.71	$13.95	$21.39	$21.19	$17.78
Income From Investment Operations:
Net investment income	0.411	0.421	0.49	0.48	0.44
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	0.27	1.74	(6.75)	0.28	3.37
TOTAL FROM INVESTMENT OPERATIONS	0.68	2.16	(6.26)	0.76	3.81
Less Distributions:
Distributions from net investment income	(0.43)	(0.40)	(0.54)	(0.56)	(0.40)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	(0.64)	—	—
Return of capital2	—	—	(0.01)1	—	—
TOTAL DISTRIBUTIONS	(0.43)	(0.40)	(1.19)	(0.56)	(0.40)
Regulatory Settlement Proceeds	—	—	0.013	—	—
Net Asset Value, End of Period	$15.96	$15.71	$13.95	$21.39	$21.19
Total Return4	4.45%	15.90%	(30.76)%3	3.56%	21.69%
Ratios to Average Net Assets:
Net expenses5	1.46%	1.48%	1.39%	1.36%	1.38%
Net investment income	2.58%	3.04%	2.65%	2.09%	2.32%
Expense waiver/reimbursement6	0.02%	0.04%	0.02%	0.02%	0.00%7
Supplemental Data:
Net assets, end of period (000 omitted)	$22,586	$24,172	$22,615	$38,005	$47,464
Portfolio turnover	109%	118%	121%	101%	60%

1	Per share numbers have been calculated using the average shares method.

2	Represents a return of capital for federal income tax purposes.

3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.

4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.45%, 1.44%, 1.38%, 1.35% and 1.37%, for the years ended November 30, 2010, 2009, 2008, 2007 and 2006, respectively, after taking into account these expense reductions.

6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

7	Represents less than 0.01%.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2010, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period (except Class B Shares, which convert to Class A Shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED EQUITY INCOME FUND, INC. - CLASS A SHARES
ANNUAL EXPENSE RATIO: 1.28%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$673.21	$9,801.54
2	$9,801.54	$490.08	$10,291.62	$127.79	$10,166.16
3	$10,166.16	$508.31	$10,674.47	$132.55	$10,544.34
4	$10,544.34	$527.22	$11,071.56	$137.48	$10,936.59
5	$10,936.59	$546.83	$11,483.42	$142.59	$11,343.43
6	$11,343.43	$567.17	$11,910.60	$147.90	$11,765.41
7	$11,765.41	$588.27	$12,353.68	$153.40	$12,203.08
8	$12,203.08	$610.15	$12,813.23	$159.10	$12,657.03
9	$12,657.03	$632.85	$13,289.88	$165.02	$13,127.87
10	$13,127.87	$656.39	$13,784.26	$171.16	$13,616.23
Cumulative		$5,599.77		$2,010.20

FEDERATED EQUITY INCOME FUND, INC. - CLASS B SHARES
ANNUAL EXPENSE RATIO: 1.98%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$200.99	$10,302.00
2	$10,302.00	$515.10	$10,817.10	$207.06	$10,613.12
3	$10,613.12	$530.66	$11,143.78	$213.31	$10,933.64
4	$10,933.64	$546.68	$11,480.32	$219.76	$11,263.84
5	$11,263.84	$563.19	$11,827.03	$226.39	$11,604.01
6	$11,604.01	$580.20	$12,184.21	$233.23	$11,954.45
7	$11,954.45	$597.72	$12,552.17	$240.27	$12,315.47
8	$12,315.47	$615.77	$12,931.24	$247.53	$12,687.40
Converts from Class B to Class A				Annual Expense Ratio: 1.28%
9	$12,687.40	$634.37	$13,321.77	$165.42	$13,159.37
10	$13,159.37	$657.97	$13,817.34	$171.57	$13,648.90
Cumulative		$5,741.66		$2,125.53
FEDERATED EQUITY INCOME FUND, INC. - CLASS C SHARES
ANNUAL EXPENSE RATIO: 1.98%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$200.99	$10,302.00
2	$10,302.00	$515.10	$10,817.10	$207.06	$10,613.12
3	$10,613.12	$530.66	$11,143.78	$213.31	$10,933.64
4	$10,933.64	$546.68	$11,480.32	$219.76	$11,263.84
5	$11,263.84	$563.19	$11,827.03	$226.39	$11,604.01
6	$11,604.01	$580.20	$12,184.21	$233.23	$11,954.45
7	$11,954.45	$597.72	$12,552.17	$240.27	$12,315.47
8	$12,315.47	$615.77	$12,931.24	$247.53	$12,687.40
9	$12,687.40	$634.37	$13,321.77	$255.00	$13,070.56
10	$13,070.56	$653.53	$13,724.09	$262.70	$13,465.29
Cumulative		$5,737.22		$2,306.24

FEDERATED EQUITY INCOME FUND, INC. - CLASS F SHARES
ANNUAL EXPENSE RATIO: 1.48%
MAXIMUM FRONT-END SALES CHARGE: 1.00%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$495.00	$10,395.00	$249.10	$10,248.48
2	$10,248.48	$512.42	$10,760.90	$154.35	$10,609.23
3	$10,609.23	$530.46	$11,139.69	$159.78	$10,982.67
4	$10,982.67	$549.13	$11,531.80	$165.40	$11,369.26
5	$11,369.26	$568.46	$11,937.72	$171.23	$11,769.46
6	$11,769.46	$588.47	$12,357.93	$177.25	$12,183.74
7	$12,183.74	$609.19	$12,792.93	$183.49	$12,612.61
8	$12,612.61	$630.63	$13,243.24	$189.95	$13,056.57
9	$13,056.57	$652.83	$13,709.40	$196.64	$13,516.16
10	$13,516.16	$675.81	$14,191.97	$203.56	$13,991.93
Cumulative		$5,812.40		$1,850.75

Notes

Notes

Notes

An SAI dated January 31, 2011, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated’s website at FederatedInvestors.com.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC’s Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC’s website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room’s operations and copying fees.

Federated Equity Income Fund, Inc.

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4743

Cusip 313915100

Cusip 313915209

Cusip 313915308

Cusip 313915407

G00492-01 (4/11)

Federated is a registered mark of Federated Investors, Inc.

2011 ©Federated Investors, Inc.